EXHIBIT 10.16(b) The Ryder System, Inc. 1994 Incentive Compensation Plan for President-Ryder Dedicated Logistics, Vehicle Leasing & Services Division.

RYDER
                                                       PRESIDENT
                                                       RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                    BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                       PAGE 1



           Supersedes 1993 President, Ryder Distribution Resources
                         Incentive Compensation Plan

INTRODUCTION

The following material explains the operation and administration of the 1994 Incentive Plan for the President, Ryder Dedicated Logistics (RDL), Vehicle Leasing & Services Division (VLSD). The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance. Questions should be addressed to your supervisor.

BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity:

                                MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY

                                       Commercial                                                               Total
       RSI               RDL          U.S. & Int'l.         RPTS               RSI           Individual         Bonus
   Performance       Performance       Performance       Performance       Above Plan       Performance     Opportunity *
       20%               30%               20%               10%               20%              20%              120

         *  See Special ROE Award section

BONUS PERFORMANCE MEASURES

For 1994, your bonus payout will be based on Ryder System, Inc. (RSI or the Company) performance, RDL performance, Ryder Public Transportation Services
(RPTS) performance, Commecial U.S. & International performance and your performance as an individual.

RSI performance is measured based on a combination of RSI Net Earnings After Tax (NAT) Return on Assets (ROA) performance and RSI Net Earnings Before Tax
(NBT) performance for 1994.

RDL performance is measured based on a combination of RDL revenue performance and RDL NBT performance for 1994.

Commercial U.S. & International performance is based on 1994 Actual Commercial U.S. & International Operations NBT Performance.

RPTS Group performance is based on a combination of Bus Group NAT ROA performance and Bus product line NBT performance for 1994.

RSI Above Plan is based on RSI NBT performance for 1994, as defined on page 4

Individual performance is determined based on a year-end assessment of your performance against objectives that you and your supervisor agreed to at the start of the year. Given their importance, the objectives should be in writing and updated during the year to adjust for priorities that may have changed.

RYDER
                                                    PRESIDENT
                                                    RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                 BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                    PAGE 2


DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

         - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROA performance and RSI NBT performance.

                 RSI ROA performance for the bonus year is calculated by dividing RSI NAT ROA by RSI average assets.

                 -- RSI NAT ROA is defined as RSI's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- RSI average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on RSI's balance sheet at the beginning of each quarter plus the total assets as shown on RSI's balance sheet at the end of each quarter, divided by two.

                 RSI NBT performance is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - RDL PERFORMANCE -- RDL performance payout is based on a grid which combines RDL revenue performance and RDL NBT performance.

                 RDL revenue is defined as RDL's total revenue as verified by the Senior Vice President and Controller, RSI.

                 RDL NBT is defined as RDL's consolidated Net Earnings Before Tax as verified by the Senior Vice President and Controller, RSI, net of a provision for the total of all incentive awards, for the bonus year.

RYDER
                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                      PAGE 3



         - COMMERCIAL U.S. / INTERNATIONAL PERFORMANCE -- Commercial U.S./International performance payout is based on a revenue grid of Commercial U.S./International NBT performance.

                 Commercial U.S./International NBT is defined as Commercial U.S. /International's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - RPTS PERFORMANCE -- RPTS performance payout is based on a grid which combines RPTS product line NBT performance and RPTS NAT ROA performance, as verified by the SVP and Controller of RSI.

                 RPTS product line NBT is defined as RPTS's consolidated Net Earnings Before Tax, net of a provision for the total of all incentive awards for the bonus year, plus Ryder Truck Rental
                 (RTR) NBT resulting from maintenance contracts with Ryder Student Transportation Services (RSTS) and ATE Management and Service Company (ATE). RTR NBT is defined as RTR margin resulting from maintenance work performed for RSTS and ATE, less District and Corporate overhead. The District overhead factor is $61.74 per bus per month and $276 per bus per month for RSTS and ATE, respectively. The District overhead factor is $76 per van per month for ATE. The Corporate overhead factor is 4% and 6.5% of bus Ryder Programmed Maintenance
                 (RPM) revenue for RSTS and ATE, respectively.

                 RPTS NAT ROA performance for the bonus year is calculated by dividing RPTS product line NAT by RPTS average assets.


                 -- RPTS product line NAT is defined as the sum of RPTS NBT as reported in the RPTS Income Statement, including a provision for the total of all incentive awards for the bonus year, minus taxes calculated at RPTS' tax rate and RTR NBT (as defined above) minus taxes calculated at RTR's incremental tax rate.

                 -- RPTS average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on RPTS's balance sheet at the beginning of each quarter plus the total assets as shown on RPTS's balance sheet at the end of each quarter, divided by two.

         - RSI PERFORMANCE ABOVE PLAN -- RSI performance above plan is based on RSI NBT performance for 1994.

RYDER
                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                      PAGE 4



         - INDIVIDUAL PERFORMANCE -- Individual performance is defined as each participant's performance against job requirements and objectives (MBOs), as agreed upon between the individual and his/her management, at the beginning of the bonus year. If necessary, goals and objectives may be revised during the bonus year to reflect changing business priorities.

                 Individual performance awards are separate from payments based upon ROA and NBT performance, and may be paid, in part or in whole, based on RSI's and Commercial/International's performance and/or ability to pay. Such payments are subject to the recommendation of the Administrator of the plan and approval by the Board of Directors of RSI.

         NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations with the approval of the Board of Directors of RSI.

RYDER
                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                      PAGE  5


BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE

         RSI performance payout is based on a grid consisting of two performance variables: 1994 Actual RSI NBT and 1994 RSI NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.

                     POTENTIAL RSI PERFORMANCE BONUS PAYOUT
          AS A PERCENTAGE OF MAXIMUM RSI PERFORMANCE BONUS OPPORTUNITY

                                                  1994 ACTUAL NBT ($MM)
                 THRESHOLD                                                                     MAXIMUM
                   209.8         218.3       232.0       245.8       251.0        256.0         265.0
   ROA (%)                                     % OF COMPANY OPPORTUNITY
less than 2.5        15            30          40          50          60          70            80
2.5 - 3.0            25            40          50          60          75          85            95
greater than 3       35            50          60          70          80          90           100

RYDER
                                                   PRESIDENT
                                                   RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                   PAGE  6


         2)      RDL PERFORMANCE

         RDL performance payout is based on a grid consisting of two performance variables: 1994 Actual RDL NBT and 1994 RDL NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as percentage of Maximum RDL Performance Bonus Opportunity, as shown on page 1.


                                              POTENTIAL RDL PERFORMANCE BONUS PAYOUT
                                   AS A PERCENTAGE OF MAXIMUM RDL PERFORMANCE BONUS OPPORTUNITY

                                                                                 1994 ACTUAL NBT ($MM)

                                                              THRESHOLD                                               MAX.
                                                                12.5           13.1        14.0        16.0           18.0
    REVENUE ($MM)                                                       % OF RDL NBT/REVENUE OPPORTUNITY
 greater than 605 less than or equal to 615                     10             15          30          45             60
 greater than 615 less than or equal to 625                     15             30          50          60             70
 greater than 625 less than or equal to 640                     45             60          65          70             80
 greater than 640 less than or equal to 660                     50             65          75          80             90
 greater than 660                                               70             80          85          90            100

         3)      COMMERCIAL U.S./INTERNATIONAL PERFORMANCE

         Commercial U.S./International Revenue performance is based on a scale consisting of one performance variable; 1994 Commercial U.S./International NBT. The bonus payout is determined by locating the point on the grid which corresponds to the variable. Actual performance may fall between the revenue points specifically displayed on the grid, and the grid allows for interpolation between the points as shown. No payment will be made for performance below the lowest point displayed. The potential bonus payout is expressed as a percentage of maximum Ryder Commercial U.S./International Performance Bonus Opportunity, as shown on page 1.


         POTENTIAL COMMERCIAL U.S./INTERNATIONAL PERFORMANCE BONUS PAYOUT AS A
                  PERCENTAGE OF MAXIMUM COMMERCIAL U.S./INTERNATIONAL
                             PERFORMANCE BONUS OPPORTUNITY

                                 1994 Actual NBT ($MM)

Threshold                                                                      Max
158.7          167.9           178.0           184.5          193.0           203.5
                  % of Commercial/International Operations Opportunity
 20             40              60              70             80             100

 RYDER
                                                     PRESIDENT
                                                     RYDER DEDICATED LOGISTICS
 VEHICLE LEASING & SERVICES DIVISION                 BONUS PLAN SUMMARY
 1994 INCENTIVE COMPENSATION PLAN                    PAGE 7




         4)      RPTS PERFORMANCE

         RPTS performance payout is based on a grid consisting of two performance variables: 1994 Actual RPTS NBT and 1994 Actual RPTS NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as percentage of Maximum RPTS Performance Bonus Opportunity as shown on page 1.

                     POTENTIAL RPTS PERFORMANCE BONUS PAYOUT AS A PERCENTAGE
                          OF MAXIMUM RPTS PERFORMANCE BONUS OPPORTUNITY

                           1994 ACTUAL RPTS NBT ($MM) (PRODUCT LINE)

                                  THRESHOLD                                           MAX
         RPTS                       27.4          28.0        29.0        31.0        33.0
         ROA %
                                              % OF RPTS OPPORTUNITY
  less than or equal to 6.5         15            50          60          70          80
  greater than 6.5-7.2              25            60          70          80          90
  greater than or equal to 7.2      35            70          80          90         100

       RYDER
                                                 PRESIDENT
                                                 RYDER DEDICATED LOGISTICS
       VEHICLE LEASING & SERVICES DIVISION       BONUS PLAN SUMMARY
       1994 INCENTIVE COMPENSATION PLAN          PAGE 8



5)       RSI PERFORMANCE ABOVE PLAN

         RSI performance above plan payout is based on a grid of 1994 Actual RSI NBT. The potential bonus payout percent is determined by locating the point on the grid under the 1994 Actual RSI NBT. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold, which is 1994 RSI Business Plan NBT. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Above Plan Bonus Opportunity, as shown on page 1.

                           POTENTIAL RSI PERFORMANCE ABOVE PLAN BONUS PAYOUT
                                    AS A PERCENTAGE OF MAXIMUM
                            RSI PERFORMANCE ABOVE PLAN BONUS OPPORTUNITY

                                        1994 ACTUAL NBT ($MM)
                    THRESHOLD                                           MAXIMUM

                      245.8            251.0            256.0            265.0
                                     % OF RSI PERF. ABOVE PLAN

                        0               25               50               100


         6)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

                            POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT
                 AS A PERCENTAGE OF MAXIMUM INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY

                                     FAIR - SOME
                                      CRITICAL     CONSISTENT WITH      SIGNIFICANTLY
                                     SHORTFALLS      EXPECTATIONS           ABOVE
 INDIVIDUAL PERFORMANCE                                                  EXPECTATIONS       EXCEPTIONAL
 % OF INDIVIDUAL
 PERFORMANCE OPPORTUNITY                0-29%            30-59%             60-89%            90-100%

      ALL PERFORMANCE  GRIDS REPRESENT  GUIDELINES ONLY.   ACTUAL
      PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION
      DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

RYDER
                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                      PAGE 9


BONUS CALCULATION EXAMPLE

         Total bonus would be calculated as follows given the following information:

                 Eligible Base Salary                                                 $280,000
                 1994 RSI NBT                                                         $251.0MM
                 1994 RSI NAT ROA                                                         2.7%
                 1994 Commercial/International NBT                                    $178.0MM
                 1994 RDL NBT                                                         $ 14.0MM
                 1994 RDL Revenue                                                     $630.0MM
                 1994 RPTS NBT                                                        $ 28.0MM
                 1994 RPTS NAT ROA                                                        7.0%
                 Individual Performance                          Significantly Above Expectations

                 1)       RSI Performance

                          20% Maximum RSI Performance Bonus Opportunity
                          75% Potential RSI Performance Bonus Payout (from grid)

                          20% x 75% = 15% of Eligible Base Salary
                          15% x $280,000 =                                                    $42,000

                 2)       RDL Performance

                          30% Maximum RDL Performance Bonus Opportunity
                          65% Potential RDL Performance Bonus Payout (from grid)

                          30% x 65% = 19.5% of Eligible Base Salary
                          19.5% x $280,000 =                                                  $54,600

                 3)       Commercial U.S./International Performance

                          20% Maximum Commercial US/Intl. Performance Bonus Opportunity
                          60% Potential Commercial US/Intl. Performance Bonus Payout (from grid)

                          20% x 60% = 12% of Eligible Base Salary
                          12% x $280,000 =                                                    $33,600

                                                  EXAMPLE CONTINUED ON NEXT PAGE

RYDER
                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                      PAGE 10



                 4)       RPTS Performance

                          10% Maximum RPTS Performance Bonus Opportunity
                          60% Potential RPTS Performance Bonus Payout (from grid)

                          10% x 60% = 6.00% of Eligible Base Salary
                          6.00% x $280,000 =                                                  $ 16,800

                 5)       RSI Above Plan Performance

                          20% Maximum RSI Above Plan Performance Bonus Opportunity
                          25% Potential RSI Above Plan Performance Bonus Opportunity

                          20% x 25% = 5.0% of Eligible Base Salary
                          5.0% x $280,000 =                                                   $ 14,000

                 6)       Individual Performance

                          20% Maximum Individual Performance Bonus Opportunity
                          75% Potential Individual Performance Bonus Payout (from grid)

                          20% x 75% = 15% of Eligible Base Salary
                          15% x $280,000 =                                                    $ 42,000
                                                                                              --------
         TOTAL BONUS                                                                          $203,000

RYDER

                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                      PAGE 11



BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

         BASE SALARY CALCULATION EXAMPLE

         Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $205,000, then effective June 1 receives an increase to a base salary of $218,000:

         January 1 thru May 31 of Bonus Year:

         31 + 28 + 31 + 30 + 31    =        151=.414 x $205,000/yr. =   $ 84,870
         ----------------------             ---
                 365 days                   365

         June 1 thru December 31 of Bonus Year:

         365 - 151                 =        214=.586 x $218,000/yr. =   $127,748
         ---------                          ---
         365 days                           365

         AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR =                    $212,618

SPECIAL ROE AWARD

One and one-half percent of the RSI NAT amount in excess of that required to reach 17% Return on Equity (ROE) will be credited to deferred compensation for elected Officers of the Company and the Division Presidents. This amount will be prorated based on each individual participant's earned salary (while in the eligible position) in relation to the sum of the earned salaries of all participants.

RYDER

                                                       PRESIDENT
                                                       RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                    BONUS PLAN ADMINISTRATION
1993 INCENTIVE COMPENSATION PLAN                       PAGE 1



ADMINISTRATION

The Chairman, President, and Chief Executive Officer of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

The President, Ryder Dedicated Logistics, if employed in good standing at the time bonus payments are made is eligible to participate in this plan. If the President, Ryder Dedicated Logistics has an agreement which specifically provides for incentive compensation other than that which is provided in this plan or is a participant in any other incentive compensation plan of RSI, its subsidiaries or affiliates, he/she is not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company or VLSD during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note: The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 20, 1993), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

RYDER

                                                      PRESIDENT
                                                      RYDER DEDICATED LOGISTIC
VEHICLE LEASING & SERVICES DIVISION                   BONUS PLAN ADMINISTRATION
1993 INCENTIVE COMPENSATION PLAN                      PAGE 2



However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1993, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company or VLSD under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrator of the plan, the Compensation Committee of the Board of Directors or the full Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board or Committee approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

Accruals for the President, Ryder Dedicated Logistics, and all discretionary awards are excluded from funding limitations.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan or the amount of the accrual. Should the accrual not provide for bonus allotments under the plan, proration will be effected at the discretion of the Chairman, President and Chief Executive Officer of RSI. Unused monies may not be carried forward for subsequent bonus years.

RYDER

                                                       PRESIDENT
                                                       RYDER DEDICATED LOGISTICS
VEHICLE LEASING & SERVICES DIVISION                    BONUS PLAN ADMINISTRATION
1993 INCENTIVE COMPENSATION PLAN                       PAGE 3



DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Chairman, President, and Chief Executive Officer of RSI has the authority to grant discretionary bonus awards for exemplary performance to non-participants or to enhance the awards of participants. Discretionary awards are not subject to the funding limitations of this plan.

While it is common to grant discretionary awards at the same time as regular awards, it may be appropriate, on occasion, to recognize an employee off-cycle due to extremely unusual performance. Off-cycle discretionary awards must be approved by the Chairman, President and Chief Executive Officer of RSI.

The total of all discretionary awards for employees under this plan, the VLSD field bonus plans, the RSI SEVP Incentive Compensation Plan, the Headquarters Executive Management Incentive Compensation Plan, the Ryder International Incentive Compensation Plan, the Ryder Services Corporation Incentive Compensation Plan, and all Division Presidents' Incentive Compensation Plans, including those granted off-cycle, may not exceed $430,000 per year.

AMENDMENTS

The Board of Directors of RSI reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions. THE BOARD OF DIRECTORS RESERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.